SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                        --------------------------------

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                January 20, 2004
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                                (Date of Report)

                                   ITRON, INC.
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               (Exact Name of Registrant as Specified in Charter)


         Washington                   000-22418             91-1011792
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(State or Other Jurisdiction    (Commission File No.)      (IRS Employer
     of Incorporation)                                     Identification No.)


                    2818 N. Sullivan Road, Spokane, WA 99216
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          (Address of Principal Executive Offices, including Zip Code)

                                 (509) 924-9900
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              (Registrant's Telephone Number, Including Area Code)

                                      None
         -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 7.   Financial Statements and Exhibits.  The following item is attached as an exhibit hereto:

(c) Exhibits.

Exhibit No. 99.1  Press Release dated January 20, 2004

Item 12.      Results of Operations and Financial Condition.

              On January 20, 2004, Itron, Inc. issued a press release titled, "Itron Updates 2003 Outlook and Provides Preliminary Outlook for 2004." A copy of this press release and accompanying Q&A is attached as Exhibit 99.1.

                                        SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                        ITRON, INC.

Dated:  January 20, 2004        By:  /s/ DAVID G. REMINGTON
                                     ----------------------
                                     David G. Remington
                                     Vice President and Chief Financial Officer